                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                                                 [ X ]
Filed by a Party other than the Registrant                              [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[   ]     Definitive Proxy Statement

[ X ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Section 240.14a-l2

                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

          1)   Title of each class of securities to which transaction applies:

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          2)   Aggregate number of securities to which transaction applies:

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          3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          4)   Proposed maximum aggregate value of transaction:

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          5)   Total fee paid:

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[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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                                                                     (Logo)

Proxy voting time extended again - we need your vote.

Our records  indicate that we have not received your vote.  Because your vote is vital,  we've extended the voting time and re-sent your proxy materials.  Please vote today.

TO VOTE, CALL 1-877-256-6083 OR VISIT PROXYVOTE.COM

It's important to note that two entities recommend shareholders vote in favor of the resolutions listed in the proxy. They are:

     o    Institutional  Shareholder  Services  (ISS),  a company that  provides in-depth,  objective  proxy  research  and  provides  informed  voting recommendations.

     o    The  funds'   Boards  of   Directors/Trustees,   which  are  over  75%
          independent, are investor advocates and oversee the funds on behalf of investors.

You have received this letter - and previous voting reminders - because you hold an American  Century  fund.  Please call the number listed to cast your vote and you will no longer receive reminders from us.

THE  AMERICAN  CENTURY  FUNDS HAVE FILED  PROXY  STATEMENTS  AND OTHER  RELEVANT
DOCUMENTS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC).  INVESTORS ARE
URGED TO READ THESE DOCUMENTS  BECAUSE THEY CONTAIN IMPORTANT  INFORMATION.  YOU
CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE AT THE SEC WEB SITE (WWW.SEC.GOV).  IN
ADDITION,  THE PROXY  STATEMENTS  FILED  WITH THE SEC BY  AMERICAN  CENTURY  ARE
AVAILABLE FREE OF CHARGE BY CALLING 1-877-256-6083.